Merger Agreement and Concurrent Financing	12 Months Ended
Dec. 31, 2024
Merger Agreement and Concurrent Financing [Abstract)
Merger Agreement and Concurrent Financing
3. Merger Agreement and Concurrent Financing
As described in Note 1, Merger Sub I merged with and into Legacy OnKure, with Legacy OnKure surviving as a wholly-owned subsidiary of the Company on October 4, 2024.
At the Closing, each then-outstanding share of Legacy OnKure common stock was converted into the right to receive 0.023596 shares of common stock of Reneo based on the Common Exchange Ratio, which was reclassified as Class A Common Stock in connection with the Merger, and each then-outstanding share of Legacy OnKure preferred stock was converted into the right to receive 0.144794 shares of Class A Common Stock based on the Preferred Exchange Ratio; provided that one holder of Legacy OnKure preferred stock elected to receive 686,527 shares that it would otherwise have received in the form of Class A Common Stock in an equal number of shares of Class B Common Stock. Upon the closing of the Merger, (i) an aggregate of 6,470,281 shares of Class A Common Stock and 686,527 shares of Class B Common Stock of the combined company were issued in exchange for the shares of Legacy OnKure capital stock outstanding as of immediately prior to the Closing and (ii) outstanding shares of Reneo common stock were reclassified into an aggregate of approximately 3,343,604 shares of Class A Common Stock.
In addition, each then-outstanding option to purchase shares of Legacy OnKure common stock was assumed and converted into an option to purchase Class A Common Stock based on the Common Exchange Ratio, and each then-outstanding RSU of Legacy OnKure corresponding to shares of Legacy OnKure preferred stock was assumed and converted into RSUs covering 213,254 shares of Class A Common Stock based on the Preferred Exchange Ratio.
Each share of Reneo common stock, each option to purchase shares of Reneo common stock and each RSU award covering shares of Reneo common stock that was issued and outstanding as of immediately prior to the Closing remained issued and outstanding in accordance with its terms and such shares, options and RSUs, subject to the Reverse Stock Split, were reclassified as Class A Common Stock but were otherwise unaffected by the Merger; provided that, to the extent not previously vested, all such options and RSUs held by Reneo’s directors and executive officers vested at Closing.
In connection with the Merger Agreement, Reneo entered into a subscription agreement with certain investors, pursuant to which the investors subscribed for and purchased, concurrent with the closing of the Merger, an aggregate of 2,839,005 shares of Class A Common Stock at a price of approximately $22.895 per share for aggregate gross proceeds of approximately $65.0 million, including the conversion of previously funded Convertible Promissory Notes principal of $6.0 million and accrued interest there on of $120 thousand, on October 4, 2024.
At the effective time of the Merger, the authorized shares of Class A Common Stock of the Company are 200,000,000 with par value of $0.0001 and Class B Common Stock of the Company are 10,000,000 with par value of $0.0001.

In addition, in October 2024 the Company adopted the 2024 Equity Incentive Plan (the “2024 Plan”) and 2024 Employee Stock Purchase Plan (the “2024 ESPP”). Under the 2024 Plan a total of 2,480,000 shares of Class A Common Stock were initially reserved for issuance. In addition, shares reserved for issuance under the 2024 Plan will include shares of Class A Common Stock equity awards granted under the Reneo 2021 Plan and any shares of Class A Common Stock equity awards that were assumed in the Merger. Under the 2024 ESPP, an aggregate of 137,500 shares of Class A Common Stock are currently reserved and available for issuance.
The Merger was accounted for as a reverse recapitalization in accordance with GAAP, with Legacy OnKure as the accounting acquirer of Reneo. Legacy OnKure was determined to be the accounting acquirer based on the terms of the Merger Agreement and other factors, such as relative voting rights and the composition of the combined company’s board of directors and senior management.
As a result, Legacy OnKure’s historical financial statements became the historical consolidated financial statements of the combined company for accounting purposes together with a deemed issuance of shares, equivalent to the shares held by the former stockholders Reneo, the legal acquirer, and a recapitalization of the equity of Legacy OnKure, the accounting acquirer. The final transaction amounts have been recorded as a reduction of proceeds in stockholders’ equity.
At the effective time of the Merger, the net assets of Reneo were recorded at their acquisition-date fair value in the financial statements of the combined company, which approximated book value due to the short-term nature. Reneo’s development programs had ceased prior to the Merger and were deemed to be de minimis in value at the transaction date. No goodwill or intangible assets were recognized.
As part of the recapitalization, excluding the Concurrent Financing, the Company acquired the assets and liabilities listed below (in thousands):

Amount
Cash and cash equivalents	$57,736
Short-term investments	15,979
Other current assets	690
Other assets	553
Accrued expenses	(9,072)
Long-term operating lease liability	(387)

Net assets acquired	$65,499